UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 12, 2011
(Date of earliest event reported)

Arête Industries, Inc.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction	33-16820-D (Commission File Number)	84-1508638 (IRS Employer Identification No.)
of incorporation)

P.O. Box 141
Westminster, Colorado 80036
(Address of principal executive offices) (Zip Code)

(303) 427-8688
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 12, 2011, Arête Industries, Inc. (the “Registrant”) entered into an Agreement to Amend Purchase and Sale Agreement, attached hereto as Exhibit 10.8 and incorporated herein by reference (the “Agreement”),with Tucker Family Investments, LLLP (“TFI”), DNR Oil & Gas, Inc. (“DNR”), and Tindall Operating Company (“Tindall”), and Tucker Energy, LLC (“Tucker” and with TFI, DNR and Tindall, collectively, the “Sellers”).  Charles B. Davis, a director of the Registrant is the president of DNR.The Agreement, among other things,amends the Purchase and Sale Agreement and other related agreements and documents, dated May 25, 2011 and amended July 29, 2011, between the Registrant and the Sellers (the “Purchase and Sale Agreement”).The Agreement extends the date of the first installment payment under the Purchase and Sale Agreement from August 15, 2011 to August 31, 2011.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 15, 2011, the Registrant issued a press release announcing its current activities, which is attached hereto as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this current report on Form 8-K and furnishing this information in Item 7.01 and Exhibit 99.1 attached hereto, the Registrant makes no admission as to the materiality of such information in this current report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

	Exhibit No.	Description

	10.8	Agreement to Amend Purchase and Sale Agreement, dated August 12, 2011, among, Arête Industries, Inc., Tucker Family Investments, LLLP, DNR Oil & Gas, Inc. and Tindall Operating Company.

	99.1	Arête Industries, Inc. Press Release dated August 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
Date: August 17, 2011	Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

10.8	Agreement to Amend Purchase and Sale Agreement, dated August 12, 2011, among, Arête Industries, Inc., Tucker Family Investments, LLLP, DNR Oil & Gas, Inc. and Tindall Operating Company.

99.1	Arête Industries, Inc. Press Release dated August 15, 2011.